Verint Systems Inc. Making Big Data Actionable TM

1 Forward-Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of risks and uncertainties which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Important risks, uncertainties, and other factors could cause actual results to differ materially from our forward- looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks and uncertainties could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission.

2 This presentation includes financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the Appendix to this presentation, Verint’s press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website. Non-GAAP Financial Measures

3 Management Presenters Dan Bodner President and Chief Executive Officer Doug Robinson Chief Financial Officer Alan Roden SVP, Corporate Development

4 Table of Contents Key Investment Highlights Alan Roden Financial Overview Doug Robinson Company Overview and Industry Trends Dan Bodner

Company Overview and Industry Trends

6 The Big Data Analytics Opportunity Intelligent organizations are differentiating themselves and driving competitive advantage through big data analytics

7 Making Big Data Actionable – Collection and Applications Enterprise Applications Security Applications Higher Gr o w th Collection

8 Helping Customers Collect Big Data - Examples Enterprise Case Study  More than 50 million customer telephony interactions per year  More than 300 million customer text related interactions per year - emails, surveys and unstructured text Security Case Study  Tens of millions of communications per day - phone, email, chat, SMS, web session, social media, etc.  Requires multiple Petabytes of storage Objective: Extract intelligence from customer interactions for customer centric operations Objective: Extract intelligence from communications to fight crime and terrorism Enterprise Security

9 Large and Diversified Customer Base Large base of more than 10,000 customers provides Verint the opportunity to deliver analytical applications across multiple markets Finance 90% Healthcare 80% Government Many countries around the world Retail 70% Communications 70% Insurance 70% Utilities 50% Strong Presence Across Global Fortune 500 Companies Note: % represents percentage of Global Fortune 500 companies that are Verint customers.

10 Enterprise and Security Mix Enterprise 56% Security 44% Note: Percentage based on revenue in FYE January 31, 2012.

11 Enterprise Intelligence Discover Business Trends Optimize the Workforce Our solutions enable customer service operations to enhance the customer experience while increasing revenue and improving profitability We are expanding from our strong position in the contact center into branch, back-office and customer experience functions Understand Customer Sentiment

12 Enterprise Intelligence – Suite Growth Drivers Benefit to Customers Ability to share data across applications Lower total cost of ownership Common database and GUI Simplified system administration Benefit to Verint Incremental revenue opportunity “By year-end 2015, 30% of large organizations will adopt an integrated approach to WFO, and will achieve the associated increases in operational efficiency and customer satisfaction." — Gartner, Technology Overview for Contact Center Workforce Optimization, May 25, 2012. Benefits of the Suite

“As enterprises seek to make more sense of complex customer interactions they come to recognize the limits of their siloed legacy data capture systems…” — Ovum, Contact Center Analytics Look a Lot Like Big Data, February 9, 2012 13 Enterprise Intelligence – Silos Growth Drivers Benefit to Customers Common tools and methodologies across customer operations Holistic view of customer experience Ability to share workload across enterprise Benefit to Verint Increases Verint’s addressable market Contact Center Branch Chief Customer Officer Back Office Benefits of Breaking Down the Silos

14 Security Intelligence Optimize Public Safety Call Centers Improve Physical Security Cost Effectively Generate Intelligence and Collect Evidence Our solutions enable security organizations to leverage big data from a wide range of communications, video and data sources to enhance security and prevent crime and terrorism Migration to IP networks create new challenges and new opportunities for law enforcement and security organizations

15 Security Intelligence Growth Drivers Communications Intelligence Transition to IP networks Web and cyber security Physical Security Continue transition from analog to IP video Effective management of disparate systems Public Safety Improved emergency response Growth Trends Ongoing crime and terrorism is primarily being addressed by legacy technology The market is seeking innovative solutions for collection, fusion and analysis

Growing sales force and channel partners  Verticalized direct sales force with subject matter expertise − ~700 professionals in sales and marketing  Partner strategy broadens market coverage − 50% of business through channel partners: OEMs, SIs and regional resellers Flexible business models  Perpetual, software-as-a-service, managed services  Business models reflect customer preferences − Enterprise, typical software model − Security, prefer turnkey solutions 16 Go-to-Market strategy

Financial Update

$121 $196 $185 $177 $181 18% 28% 25% 22% 22% FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 Operating Income % Margin $432 $478 $504 $544 $572 64% 68% 69% 68% 68% FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 Gross Profit % Margin 18 Historical Financial Highlights Revenue Operating Income and % Margin Gross Profit and % Margin Financial Highlights ($ in millions) ($ in millions) ($ in millions) Note: Non-GAAP financial information.  Experienced significant revenue growth − Revenue increased from $675 million in FY 2009 to $837 million for the LTM period ending 10/31/12  Delivered industry leading margins with high value solutions − Gross margins over 65% − Operating margins over 20%  Grew organically and through tuck-in acquisitions $675 $704 $727 $796 $837 FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 Americas EMEA APAC

$190 $184 $182 $211 $231 FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 $358 $375 $411 $445 $476 FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 $127 $145 $134 $141 $130 FY 20 9 FY 2010 FY 2011 FY 012 LTM 10/31/12 19 Exposure to Two Actionable Intelligence Markets Revenue by Segment Enterprise Intelligence Security Intelligence Video Intelligence Communications Intelligence Note: Non-GAAP financial information. ($ in millions)

$16 $8 $11 $16 $19 2% 1% 2% 2% 2% FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 Capex % of Revenue $509 $437 $413 $447 $384 FY 2009 FY 2010 FY 2011 FY 2012 10/31/2012 20 Track Record of De-levering and Ability to Maintain Efficient Leverage Levels ($ in millions) Net Debt(1) Key Highlights Net Debt(1) / EBITDA  Verint generates significant cash flow and has demonstrated an ability to de-lever  The Company has a number of attractive cash flow characteristics − Operating margins greater than 20% − Capex of less than 2%–3% of revenue − Minimal working capital needs − Tax shield from NOLs 3.6x 2.0x 2.0x 2.3x 1.9x FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 (2) Note: Non-GAAP EBITDA. (1) Excludes restricted cash. (2) Cash balance as of 10/31/12. Debt balance as of 1/31/13; includes debt prepayment of $15m made prior to year end. (3) Capital expenditures includes cash paid for capitalized software development costs. (2) Low Capex Needs ($ in millions) (3)

21 Q3 Summary and Full Year Outlook ($ in millions, except per share data) Note: Financial data is non-GAAP. Actual Guidance Q1 Q2 Q3 YTD Year Revenue $200.2 $215.1 $202.6 $618.0 $845 ± 1% Gross Profit $136.4 $143.3 $142.3 $422.0 Fluctuates Based on Mix Gross Margin 68.1% 66.6% 70.3% 68.3% EBITDA $43.6 $47.4 $50.1 $141.1 $195 - 200 Operating Profit $39.4 $43.0 $45.7 $128.2 Low 20%s Operating Margin 19.7% 20.0% 22.6% 20.7% EPS $0.53 $0.58 $0.63 $1.74 $2.50 ± $0.05

Key Investment Highlights

23 Experienced Management Team Leadership Driven by R&D Investment and Innovation Large and Growing Industry Opportunity Highly Diversified Business Verint Provides a Unique Investment Opportunity

24 Opportunity to Transform Unstructured Information into “Actionable Intelligence” Enterprise Applications Security Applications Higher Gr o w th Collection

$126 $190 $184 $182 $211 $231 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/12 $298 $358 $375 $411 $445 $476 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 LTM 10/31/1 $147 $ 27 $145 $134 $141 $130 FY 2 08 FY 2009 FY 201 FY 2011 FY 2012 LTM 10/31/12 25 Verint Operates in a Number of Attractive End- Markets 25 Enterprise Intelligence Security – Communications Intelligence Security – Video Intelligence ($ in millions) ($ in millions) FY’08 – FY’12 CAGR: 6%(1) Enterprise Intelligence Revenue Video Intelligence Revenue FY’08 – FY’12 CAGR: (1%) Communications Intelligence Revenue ($ in millions) Growth Drivers FY’08 – FY’12A CAGR: 14%  Increasingly complex communications networks and growing network traffic  Transition to IP networks and web and cyber security  Growing demand for advanced intelligence and investigative solutions  Legal and regulatory compliance requirements Growth Drivers  Integration of WFO applications  Greater insight through customer interaction analytics to improve the performance of customer service operations  Adoption of WFO across the enterprise  Migration to VoIP technologies  Terrorism, crime and other security threats around the world are generating demand for advanced video security solutions  Transition from relatively passive analog CCTV video systems to more sophisticated, proactive, network-based IP video systems  Effective management of disparate systems Growth Drivers Note: Non-GAAP financial information. (1) CAGR calculated using FY 2008 revenue of $358 million (pro forma for Witness acquisition). Total Video and Communications Intelligence FY’08 – FY’12A CAGR: 7%

Enterprise Intelligence 57% Video Intelligence 16% Communications Intelligence 27% 26 26 Revenue by Segment – LTM 10/31/12 Revenue by Type – LTM 10/31/12 Security Intelligence More than 10,000 Customers in Over 150 Countries  Finance and Insurance  Communications  Government  Enterprise  Retail  Health Care  Utilities  Transportation Note: Non-GAAP financial information. Revenue by Region – LTM 10/31/12 Highly Diversified Business Americas 54% EMEA 25% APAC 21% Product Revenue 47% Service and Support Revenue 53%

Leadership Driven by R&D Investment and Innovation

VERINT.

Key R&D Strengths

- $116[1] million or ~14% of LTM 10/31/12 revenue spent on R&D
- ~1,000 employees and contractors in R&D (~1/3rd of total) – 3,200 total
- More than 570 patents and patent applications globally
- Global R&D centers, including the United States, the United Kingdom, Israel and Canada

Total Patent Portfolio Distribution



Enterprise Intelligence 55%
Video Intelligence 20%
Communications Intelligence 25%

Recent Product and Services Accolades



SOFTWARE MAGAZINE
SOFTWARE 500 COMPANIES
SECURITY TECHNOLOGY EXECUTIVE
SECURITY INNOVATION AWARD
WINNER
KMWorld 2013
100 COMPANIES That Matter in Knowledge Management
tsia TechBEST
SPEECH TECHNOLOGY
2012
TMC
EXCELLENCE AWARD
TMC LABS 2012
Innovation Award
CRM MAGAZINE'S
2012 Service WINNER award

Worldwide Patent Applications Pending



Others 6%
US 59%
Israel 18%
Canada 2%
Europe 15%

(1) GAAP R&D expense and includes stock-based compensation expense.

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28 Experienced Management Team Years at Verint Multi- disciplinary expertise Significant industry background Significant M&A execution and integration track record Strong public company experience Long tenure Professional Experience Dan Bodner Chief Executive Officer and President 18 32 Doug Robinson Chief Financial Officer 6 29 Elan Moriah President of Verint Enterprise Intelligence Solutions and Verint Video Intelligence Solutions 12 23 David Parcell Managing Director of EMEA 11 29 Meir Sperling Chief Strategic Officer 12 37 Peter Fante Chief Legal Officer and Chief Compliance Officer 10 19 Alan Roden SVP, Corporate Development 10 19 Jane O’Donnell SVP, Global Human Resources 11 32

Appendix

30 About Non-GAAP Financial Measures The following tables include a reconciliation of certain financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to the most directly comparable financial measures not prepared in accordance with GAAP (“non-GAAP”). Non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP financial measures. The non-GAAP financial measures we present in the following tables have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to the adjustments made in these non-GAAP financial measures. We believe that the non-GAAP financial measures we present in the following tables provide meaningful supplemental information regarding our operating results primarily because they exclude certain non- cash charges or items that we do not believe are reflective of our ongoing operating results when budgeting, planning and forecasting, determining compensation and when assessing the performance of our business with our individual operating segments or our senior management. We believe that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among our peer companies. However, those companies may calculate similar non- GAAP financial measures differently than we do, limiting their usefulness as comparative measures. Our non-GAAP financial measures reflect adjustments to the corresponding GAAP financial measure based on the items set forth below. The purpose of these adjustments is to give an indication of our performance exclusive of certain non-cash charges and other items that are considered by our senior management to be outside of our ongoing operating results.

31 About Non-GAAP Financial Measures  Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We exclude these adjustments from our non-GAAP financial measures because these are not reflective of our ongoing operations. Non- recurring cash expenses have ceased, allowing for greater cash flow generation and continued investment to pursue strategic objectives  Amortization of acquired intangible assets, including acquired technology. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results.  Stock-based compensation expenses. We exclude stock-based compensation expenses related to stock options, restricted stock awards and units, stock bonus plans and phantom stock from our non- GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are primarily non-cash charges. In prior periods, we also incurred (and excluded from our non-GAAP financial measures) significant cash-settled stock compensation expense due to our previous extended filing delay and restrictions on our ability to issue new shares of common stock to our employees.

32 About Non-GAAP Financial Measures  M&A and other adjustments. We exclude from our non-GAAP financial measures legal, other professional fees and certain other expenses associated with acquisitions, whether or not consummated, and certain extraordinary transactions, including reorganizations, restructurings and expenses associated with our merger with CTI. Also excluded are changes in the fair value of contingent consideration liabilities associated with business combinations, and expenses related to our restatement of previously filed financial statements and our previous extended filing delay. These expenses are excluded from our non-GAAP financial measures because we believe that they are not reflective of our ongoing operations.  Integration costs. We exclude from our non-GAAP financial measures expenses directly related to the integration of Witness. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations.  In-process research and development. We exclude from our non-GAAP financial measures the fair value of incomplete in-process research and development projects that had not yet reached technological feasibility and have no known alternative future use as of the date of the acquisition. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges that we do not believe are reflective of our ongoing operations.  Impairments of goodwill and other acquired intangible assets. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and identifiable intangible assets acquired. We exclude from our non-GAAP financial measures charges relating to impairment of goodwill and acquired identifiable intangible assets. These expenses are excluded from our non- GAAP financial measures because they are non-cash charges.

33 About Non-GAAP Financial Measures  Other legal expenses (recoveries). We exclude from our non-GAAP financial measures other legal fees and settlements associated with certain intellectual property litigations assumed in connection with the Witness acquisition. We excluded these items from our non-GAAP financial measures because they are not reflective of our ongoing operations.  Expenses related to our previous extended filing delay. We exclude from our non-GAAP financial measures expenses related to our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations.  Restructuring costs. We exclude from our non-GAAP financial measures expense associated with the restructuring of our operations due to internal or external market factors. These expenses are excluded from our non-GAAP financial measures because we believe they are not reflective of our ongoing operations.

34 GAAP to Non-GAAP Reconciliation ($ in millions) LTM 2008 2009 2010 2011 2012 Apr 30, 2012 Jul 31, 2012 Oct 31, 2012 Oct 31, 2012 Revenue Reconciliation GAAP Revenue $534.5 $669.5 $703.6 $726.8 $782.6 $196.6 $212.4 $201.5 $822.6 Revenue Adjustments Related to Acquisitions 37.3 5.9 - - 13.6 3.6 2.6 1.1 14.8 Non-GAAP Revenue $571.8 $675.4 $703.6 $726.8 $796.2 $200.2 $215.1 $202.6 $837.4 Gross Profit Reconciliation GAAP Gross Profit $304.5 $411.3 $463.7 $488.5 $514.3 $128.3 $136.4 $136.2 $539.2 Revenue Adjustments Related to Acquisitions 37.3 5.9 - - 13.6 3.6 2.6 1.1 14.8 Amortization and Impairment of Acquired Technology and Backlog 8.0 9.0 8.0 9.1 12.4 3.8 3.6 3.7 14.8 Settlement with OCS - - - - - - - - - Stock-Based Compensation Expenses 4.5 5.4 5.9 6.2 3.3 0.7 0.6 0.8 3.1 M&A and Other Adjustments - - - - 0.4 0.0 (0.0) 0.4 0.4 Expenses Related to Restatement and Extended Filing Delay 2.4 - - - - - - - Non-GAAP Gross Profit $356.7 $431.6 $477.6 $503.8 $544.0 $136.4 $143.3 $142.2 $572.2 Source: Company filings Fiscal year ended January 31, Three Months Ended

GAAP to Non-GAAP Reconciliation

VERINT

($ in millions)

	Fiscal year ended January 31,					Three Months Ended			LTM
	2008	2009	2010	2011	2012	Apr 30, 2012	Jul 31, 2012	Oct 31, 2012	Oct 31, 2012
Operating Income (Loss) Reconciliation									
GAAP Operating Income (Loss)	($114.6)	($15.0)	$65.7	$73.1	$86.5	$21.0	$26.3	$16.8	$92.0
Revenue Adjustments Related to Acquisitions	37.3	5.9	-	-	13.6	3.6	2.6	1.1	14.8
Amortization and Impairment of Acquired Technology and Backlog	8.0	9.0	8.0	9.1	12.4	3.8	3.6	3.7	14.8
Amortization of Other Acquired Intangible Assets	19.7	25.2	22.3	21.5	22.9	6.2	6.0	6.1	24.3
Settlement with OCS	-	-	-	-	-	-	-	-	-
Impairments of Goodwill and Other Acquired Intangible Assets	22.9	26.0	-	-	-	-	-	-	-
In-process Research and Development	6.7	-	-	-	-	-	-	-	-
Integration Costs	11.0	3.3	-	-	-	-	-	-	-
Restructuring Costs	3.3	5.7	0.1	-	-	-	-	-	-
Other Legal Expenses (Recoveries)	8.7	(4.3)	-	-	-	-	-	-	-
Stock-Based Compensation Expenses	31.1	36.0	44.2	46.8	27.9	5.7	5.9	6.7	25.4
Expenses Related to Restatement and Extended Filing Delay	41.4	28.7	54.5	28.9	1.0	-	-	-	-
Gain on Sale of Land	-	-	-	-	-	-	-	-	-
M&A and Other Adjustments	-	-	0.8	5.2	12.3	(0.8)	(1.5)	11.3	9.6
Non-GAAP Operating Income	**$75.5**	**$120.5**	**$195.6**	**$184.6**	**$176.6**	**$39.4**	**$43.0**	**$45.7**	**$180.8**
EBITDA Reconciliation									
Non-GAAP Operating Income	$75.5	$120.5	$195.6	$184.6	$176.6	$39.4	$43.0	$45.7	$180.8
GAAP Depreciation & Amortization	46.8	55.1	49.3	49.0	53.0	14.1	14.2	14.2	56.4
Amortization and Impairment of Acquired Technology and Backlog	(8.0)	(9.0)	(8.0)	(9.1)	(12.4)	(3.8)	(3.6)	(3.7)	(14.8)
Amortization of Other Acquired Intangible Assets	(19.7)	(25.2)	(22.3)	(21.5)	(22.9)	(6.2)	(6.0)	(6.1)	(24.3)
M&A and Other Adjustments	-	-	-	(0.8)	(0.2)	-	(0.1)	-	(0.1)
Non-GAAP Depreciation & Amortization	**19.1**	**20.9**	**19.0**	**17.6**	**17.5**	**4.1**	**4.4**	**4.4**	**17.2**
Non-GAAP EBITDA	**$94.6**	**$141.4**	**$214.6**	**$202.1**	**$194.0**	**$43.6**	**$47.4**	**$50.1**	**$198.0**

Source: Company filings

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